EXHIBIT 99.3

                              ABS New Transaction

                            Computational Materials


                                $1,975,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-3


                              [LOGO] Countrywide
                              ------------------
                                  HOME LOANS
                          Seller and Master Servicer

[LOGO] Countrywide                                 Computational Materials for
SECURITIES CORPORATION                             Countrywide Asset-Backed
A Countrywide Capital Markets Company              Certificates, Series 2004-3
-------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      2

[LOGO] Countrywide                                                                Computational Materials for
SECURITIES CORPORATION                                                               Countrywide Asset-Backed
A Countrywide Capital Markets Company                                             Certificates, Series 2004-3
-------------------------------------------------------------------------------------------------------------

Preliminary Term Sheet                                                                               Date Prepared: March 15, 2004

                                                    $ 1,975,000,000 (Approximate)
                                           CWABS Asset-Backed Certificates, Series 2004-3

-----------------------------------------------------------------------------------------------------------------------------------
               Principal      WAL (Years)       Payment         Expected Ratings     Last Scheduled            Certificate
                                                Window
Class (1)(2)  Balance (3)     Call/Mat (4)  (Mos) Call/Mat(4)   (S&P/Moody's) (5)   Distribution Date              Type
-----         -------         --------      --------------      -------------       -----------------              ----
1-A           697,000,000         Not Offered Herein               AAA/Aaa                                 Floating Rate Senior
2-A           377,200,000         Not Offered Herein               AAA/Aaa                                 Floating Rate Senior
3-A-1         228,313,000     0.96 / 0.96      1-20 / 1-20         AAA/Aaa              Jun 2022           Floating Rate Senior
3-A-2         150,000,000     2.88 / 2.88     20-71 / 20-71        AAA/Aaa              Dec 2032           Floating Rate Senior
3-A-3          34,278,000     6.51 / 8.88    71-79 / 71-190        AAA/Aaa              Aug 2034           Floating Rate Senior
3-A-4         153,209,000     3.56 / 4.00    20-79 / 20-190        AAA/Aaa              Aug 2034           Floating Rate Senior
A              65,000,000     2.44 / 2.67     1-79 / 1-190         AAA/Aa1              Aug 2034       Floating Rate Senior Support
M-1            55,000,000     4.60 / 5.10    42-79 / 42-144        AA+/Aa2              Jun 2034         Floating Rate Mezzanine
M-2            40,000,000     4.55 / 5.02    41-79 / 41-136        AA+/Aa3              Jun 2034         Floating Rate Mezzanine
M-3            35,000,000     4.52 / 4.95    40-79 / 40-130         AA/A1               May 2034         Floating Rate Mezzanine
M-4            30,000,000     4.49 / 4.89    39-79 / 39-122         AA/A2               Apr 2034         Floating Rate Mezzanine
M-5            30,000,000     4.48 / 4.82    38-79 / 38-115         A+/A3               Mar 2034         Floating Rate Mezzanine
M-6            30,000,000     4.45 / 4.72    38-79 / 38-106        A-/Baa1              Jan 2034         Floating Rate Mezzanine
M-7            25,000,000     4.44 / 4.55     37-79 / 37-93       BBB+/Baa2             Oct 2033         Floating Rate Mezzanine
B              25,000,000     4.20 / 4.20     37-79 / 37-79       BBB-/Baa3             May 2033         Floating Rate Mezzanine
-----------------------------------------------------------------------------------------------------------------------------------
  Total:  $1,975,000,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Class 1-A Certificates (which are not offered herein) are backed primarily by the cashflows from the Group 1 Mortgage Loans, the Class 2-A Certificates (which are not offered herein) are backed primarily by the cashflows from the Group 2 Mortgage Loans, the Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class 3-A-4 Certificates (the "Class 3-A Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans and the Class A Certificates are backed primarily by the cashflows from all of the Mortgage Loans. Together, the Class 1-A Certificates, Class 2-A Certificates, Class 3-A Certificates and Class A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
(2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x, respectively, after the Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4)   See "Pricing Prepayment Speed" below.

(5) Rating Agency Contacts: Standard and Poor's, Kyle Beauchamp, 212-438-2505; Moody's, Rachael Peng, 212-553-3831.

Trust:                         Asset-Backed Certificates, Series 2004-3.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead  Manager) and Merrill Lynch, Pierce,
                               Fenner & Smith Incorporated (Co-Manager).

Trustee/Custodian:             The Bank of New York, a New York banking corporation.

Offered Certificates:          The Senior Certificates (including the Class 1-A and Class 2-A Certificates, which are not being offered herein) and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.



--------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                       3


[LOGO] Countrywide                                                                Computational Materials for
SECURITIES CORPORATION                                                               Countrywide Asset-Backed
A Countrywide Capital Markets Company                                             Certificates, Series 2004-3
-------------------------------------------------------------------------------------------------------------

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class C, Class P and Class A-R
                               Certificates.

                               The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."

Federal Tax Status:            It is anticipated that the Senior Certificates and the Subordinate Certificates
                               will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC,
                               Clearstream, Luxembourg and the Euroclear System.

Statistical Pool
Calculation Date:              March 1, 2004.

Cut-off Date:                  As to any Mortgage Loan, the later of March 1, 2004 and the origination date of such Mortgage Loan.

Expected Pricing Date:         March [17], 2004.

Expected Closing Date:         March 30, 2004.

Expected Settlement Date:      March 30, 2004.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in April 2004.

Accrued Interest:              The price to be paid by investors for the Senior Certificates and the
                               Subordinate Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the
                               Senior Certificates and the Subordinate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first
                               Distribution Date, the Closing Date) and ending on the day prior to such
                               Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:             The Senior Certificates and the Subordinate Certificates are expected to be
                               ERISA eligible.

SMMEA Eligibility:             The Certificates will not constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:          The "Clean-up Call", subject to any restrictions set forth in the transaction documents, may be exercised once the aggregate principal balance of the
                               Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.



--------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                       4


[LOGO] Countrywide                                                                Computational Materials for
SECURITIES CORPORATION                                                               Countrywide Asset-Backed
A Countrywide Capital Markets Company                                             Certificates, Series 2004-3
-------------------------------------------------------------------------------------------------------------

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                               ------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans
                               ------------------------------------------------------------------------------
                               100% PPC assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22%
                               CPR thereafter).
                               ------------------------------------------------------------------------------

                               ------------------------------------------------------------------------------
                               Adjustable Rate Mortgage Loans
                               ------------------------------------------------------------------------------
                               100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 23, increasing to and remaining constant at 70% CPR from month 24 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed
                               85% CPR per annum in any period for any percentage of PPC.
                               ------------------------------------------------------------------------------

Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing
                               Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the
                               "Mortgage Pool"). The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Statistical Pool Mortgage Loans was approximately $2,058,982,658 of which:
                               (i) approximately $626,479,587 were conforming balance adjustable rate mortgage loans and approximately $248,523,849 were conforming balance fixed rate mortgage loans made to credit blemished borrowers (the "Group 1 Mortgage
                               Loans"), (ii) approximately $343,229,744 were adjustable rate mortgage loans and approximately $131,773,165 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 2 Mortgage Loans") and (iii) approximately
                               $438,007,055 were adjustable rate mortgage loans and approximately $270,969,259 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 3
                               Mortgage Loans" and, together with the Group 1 and Group 2 Mortgage Loans, the
                               "Mortgage Loans").

Pass-Through Rate:             The "Pass-Through Rate" for each class of Senior Certificates and Subordinate
                               Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such Class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

--------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      5


[LOGO] Countrywide                                                                Computational Materials for
SECURITIES CORPORATION                                                               Countrywide Asset-Backed
A Countrywide Capital Markets Company                                             Certificates, Series 2004-3
-------------------------------------------------------------------------------------------------------------

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the following:

                               ---------------- -------------------------------------------------------------
                               Class
                               ---------------- -------------------------------------------------------------
                               1-A              The weighted average Adjusted Net Mortgage Rate of the Group
                                                1 Mortgage Loans, (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------- -------------------------------------------------------------
                               2-A              The weighted average Adjusted Net Mortgage Rate of the Group
                                                2 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------- -------------------------------------------------------------
                               3-A              The weighted average Adjusted Net Mortgage Rate of the Group
                                                3 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------- -------------------------------------------------------------
                               A                The weighted average of the Net Rate Caps of the Class 1-A,
                                                Class 2-A and Class 3-A Certificates, in each case, weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the aggregate principal balance of the Class 1-A, Class 2-A and Class 3-A Certificates, as
                                                applicable (adjusted to an effective rate reflecting the
                                                accrual of interest on an actual/360 basis).

                               ---------------- -------------------------------------------------------------
                               Subordinate      The weighted average of the Net Rate Caps of the Class 1-A,
                               Certificates     Class 2-A and Class 3-A Certificates, in each case, weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the aggregate principal balance of the Class 1-A, Class 2-A and Class 3-A Certificates, as
                                                applicable (adjusted to an effective rate reflecting the
                                                accrual of interest on an actual/360 basis).
                               ---------------- -------------------------------------------------------------

Net Rate Carryover:            For any Class of Senior Certificates and Subordinate Certificates and any
                               Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over (ii)
                               the amount of interest accrued based on the Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess
                               Cashflow remaining from all loan groups, as described under the heading
                               "Certificates Priority of Distributions" below.

Corridor Contracts:            The Trust will include two Corridor Contracts for the benefit of the Class 1-A and Offered Certificates (the "Class 1-A Corridor Contract" and "Corridor
                               Contract," respectively, and, collectively, the "Corridor Contracts"). After the Closing Date, the notional amount of the Corridor Contracts will amortize down pursuant to an amortization schedule (as set forth in an appendix hereto)
                               that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A Certificates the related Net Rate Carryover and (b) the Corridor
                               Contract will be available to pay the holders of the Offered Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.
                               Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay the Net Rate Carryover on the related Certificates on such
                               Distribution Date will be distributed to the holders Class C Certificate(s) and will not be available for payments of Net Rate Carryover on the related
                               Certificates on future Distribution Dates.


--------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                       6


[LOGO] Countrywide                                                                Computational Materials for
SECURITIES CORPORATION                                                               Countrywide Asset-Backed
A Countrywide Capital Markets Company                                             Certificates, Series 2004-3
-------------------------------------------------------------------------------------------------------------
Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior
                               Certificates and the Subordinate Certificates, as the case may be:

                                   1)  Subordination
                                   2)  Overcollateralization
                                   3)  Excess Cashflow

                               --------- --------------- -------------------------- -------------------------
                                                                                     Target Subordination at
                                 Class      S&P/Moody's    Initial Subordination (1)          Stepdown (1)
                               --------- --------------- -------------------------- -------------------------
                               1-A, 2-A,
                               3-A           AAA/Aaa               18.00%                      36.00%
                               --------- --------------- -------------------------- -------------------------
                               A             AAA/Aa1               14.75%                      29.50%
                               --------- --------------- -------------------------- -------------------------
                               M-1           AA+/Aa2               12.00%                      24.00%
                               --------- --------------- -------------------------- -------------------------
                               M-2           AA/Aa3                10.00%                      20.00%
                               --------- --------------- -------------------------- -------------------------
                               M-3            AA/A1                 8.25%                      16.50%
                               --------- --------------- -------------------------- -------------------------
                               M-4            AA-/A2                6.75%                      13.50%
                               --------- --------------- -------------------------- -------------------------
                               M-5             A/A3                 5.25%                      10.50%
                               --------- --------------- -------------------------- -------------------------
                               M-6           A-/Baa1                3.75%                      7.50%
                               --------- --------------- -------------------------- -------------------------
                               M-7          BBB+/Baa2               2.50%                      5.00%
                               --------- --------------- -------------------------- -------------------------
                               B            BBB-/Baa3               1.25%                      2.50%
                               --------- --------------- -------------------------- -------------------------

                               (1) Initial Overcollateralization at closing is 1.25%. Does not include any credit for Excess Interest.

Subordination:                 The Subordinate Certificates will be subordinate to, and provide credit support for, the Senior Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1,
                               Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B
                               Certificates, with each subsequent Class providing credit support for the prior
                               Class or Classes, if any. The Class A Certificates will provide additional subordination to the other Senior Certificates, to the extent described under
                               "Allocation of Losses" below.

Overcollateralization:         On the Closing Date, the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial Overcollateralization Target (as defined below). Any realized losses on the Mortgage Loans will be applied first to Excess Cashflow and then to Overcollateralization. In the event that the Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the
                               Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the
                               Overcollateralization reaches the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of
                               Overcollateralization is reduced by realized losses.

Overcollateralization
Target:                        Prior to the Stepdown Date, the Initial Overcollateralization Target will be equal to 1.25% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Initial Overcollateralization Target"). The Initial
                               Overcollateralization Target will be met on the Closing Date.

                               On or after the Stepdown Date, the Overcollateralization Target will be equal to 2.50% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date;
                               provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the Distribution Date immediately preceding the Distribution Date on which such Trigger Event is in effect.


--------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                       7


[LOGO] Countrywide                                                                Computational Materials for
SECURITIES CORPORATION                                                               Countrywide Asset-Backed
A Countrywide Capital Markets Company                                             Certificates, Series 2004-3
-------------------------------------------------------------------------------------------------------------
Excess Cashflow:               "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under
                               Clauses 1) and 2) of "Certificates Priority of Distributions."


Trigger Event:                 A "Trigger Event" will be in effect on a Distribution Date on or after the
                               Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss
                               Trigger is in effect on such Distribution Date.

Delinquency Trigger:           With respect to the Certificates, a "Delinquency Trigger" will be in effect if the product of (a) 2.30 and (b) the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds the current Required Percentage.
                               As used above, the "Required Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to
                               (a) the excess of (i) the aggregate principal balance of the Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Mortgage Loans for the preceding
                               Distribution Date.

Cumulative Loss Trigger:       With respect to the Certificates, a "Cumulative Loss Trigger" will be in effect if the aggregate amount of Realized Losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Mortgage
                               Loans, as set forth below:

                                Period (month)           Percentage
                                --------------           ----------
                                37 - 48                  3.00% with respect to April 2007, plus an additional
                                                         1/12th of 1.50% for each month thereafter
                                49 - 60                  4.50% with respect to April 2008, plus an additional
                                                         1/12th of 1.25% for each month thereafter
                                61 - 72                  5.75% with respect to April 2009, plus an additional
                                                         1/12th of 0.50% for each month thereafter
                                73+                      6.25%

Stepdown Date:                 The earlier to occur of:
                                   (i)  the Distribution Date on which the aggregate principal balance of the
                                             Senior Certificates is reduced to zero; and
                                   (ii) the later to occur of:
                                              a. the Distribution Date in April 2007.
                                              b. the first Distribution Date on which the aggregate principal balance of the Senior Certificates is less than or equal to
                                                 70.50% of the aggregate principal balance of the Mortgage
                                                 Loans for such Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess Interest or
                               Overcollateralization will be allocated to each class of Subordinate
                               Certificates and, after the Subordinate Certificates are reduced to zero, to the Class A Certificates, in the following order: to the Class B, Class M-7,
                               Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1
                               Certificates, in that order, and then to the Class A Certificates, in each case until the respective certificate principal balance of such class of Subordinate
                               Certificates and Class A Certificates has been reduced to zero.

Certificates Priority
of Distributions:              Available funds from the Mortgage Loans will be distributed in the following order of priority:

                               1) Interest funds sequentially, as follows: (i) current and unpaid interest, concurrently (a) from interest funds related to the Group 1 Mortgage Loans to the Class 1-A Certificates, (b) from interest funds related to the Group 2
                               Mortgage Loans to the Class 2-A Certificates, (c) from interest funds related to the Group 3 Mortgage Loans to the Class 3-A Certificates and (d) from interest funds related to all of the Mortgage Loans to the Class A
                               Certificates, then (ii) from interest funds related to all of



--------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                       8


[LOGO] Countrywide                                                                Computational Materials for
SECURITIES CORPORATION                                                               Countrywide Asset-Backed
A Countrywide Capital Markets Company                                             Certificates, Series 2004-3
-------------------------------------------------------------------------------------------------------------
                               the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2,
                               Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;
                               2) Principal funds, as follows: (i) concurrently, (a) from principal funds related to the Group 1 Mortgage Loans to the Class 1-A Certificates, (b) from principal funds related to the Group 2 Mortgage Loans to the Class 2-A
                               Certificates, (c) from principal funds related to the Group 3 Mortgage Loans to the Class 3-A Certificates (as described under "Class 3-A Principal
                               Distributions" below) and (d) from principal funds relating to all of the
                               Mortgage Loans to the Class A Certificates then (ii) from principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2,
                               Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates,
                               each as described more fully under "Principal Paydown" below;
                               3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate
                               Certificates (as applicable) to restore Overcollateralization as described under "Overcollateralization Target" and "Principal Paydown," respectively;
                               4) Any remaining Excess Cashflow to pay (a) any unpaid interest sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
                               M-7 and Class B Certificates, then (b) any unpaid realized loss amounts sequentially, to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class
                               M-5, Class M-6, Class M-7 and Class B Certificates;
                               5) Any remaining Excess Cashflow to pay Net Rate Carryover remaining unpaid after application of amounts received under the applicable Corridor Contract
                               (as described above); and
                               6) To the Class C Certificates, any remaining amount.

                               Proceeds from Excess Cashflow available to cover Net Rate Carryover (after application of amounts received under the Corridor Contracts) shall generally be distributed to the Offered Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the
                               Senior Certificates related to another Loan Group.

Principal Paydown:             Prior to the Stepdown Date or if a Trigger Event is in effect on any
                               Distribution Date, 100% of the available principal funds from each Loan Group will be paid to the related Senior Certificates, provided, however, that if the
                               Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                               Class M-6, Class M-7 and Class B Certificates. If, prior to the Stepdown Date or in a period when a Trigger Event is in effect, one or more Classes of Senior
                               Certificates are retired prior to the other Senior Certificates, 100% of the principal collections on the related Mortgage Loans will be paid to the remaining Senior Certificates until they are retired (as described in the
                               Prospectus Supplement).

                               On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the
                               Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, pro rata to Senior Certificates based on their then current unpaid principal balance, (a) from principal funds related to the Group 1 Mortgage Loans to the Class 1-A Certificates, (b) from principal funds related to the Group 2 Mortgage Loans to the Class 2-A
                               Certificates, (c) from principal funds related to the Group 3 Mortgage Loans to the Class 3-A Certificates (as described under "Class 3-A Principal
                               Distributions" below) and (d) from principal funds relating to all of the
                               Mortgage Loans to the Class A Certificates, such that the Senior Certificates in the aggregate will have 29.50% Subordination, (ii) second, to the Class M-1
                               Certificates such that the Class M-1 Certificates will have 24.00%
                               Subordination, (iii) third, to the Class M-2 Certificates such that the Class
                               M-2 Certificates will have 20.00% Subordination, (iv) fourth, to the Class M-3
                               Certificates such that the Class M-3 Certificates will have 16.50%
                               Subordination, (v) fifth, to the Class M-4 Certificates such that the Class M-4
                               Certificates will have 13.50% Subordination, (vi) sixth, to the Class M-5
                               Certificates such that the Class M-5 Certificates will have 10.50%
                               Subordination, (vii) seventh, to the Class M-6 Certificates such that the Class
                               M-6 Certificates will have 7.50% Subordination, (viii) eighth, to the Class M-7
                               Certificates, such that the


--------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                       9


[LOGO] Countrywide                                                                Computational Materials for
SECURITIES CORPORATION                                                               Countrywide Asset-Backed
A Countrywide Capital Markets Company                                             Certificates, Series 2004-3
-------------------------------------------------------------------------------------------------------------
                               Class M-7 Certificates will have 5.00% Subordination and (ix) ninth, to the
                               Class B Certificates such that the Class B Certificates will have 2.50%
                               Subordination; each subject to the O/C Floor.

                               Provided, however, that if the Certificate principal balances of the
                               Subordinate Certificates are reduced to zero, principal will be paid from each
                               Loan Group to the Senior Certificates as more fully described in the Prospectus
                               Supplement.

Class 3-A
Principal Distributions:       Principal distributed on the Class 3-A Certificates will be applied pursuant to clause (2)(i)(c) under "Certificates Priority of Distributions" and Clause
                               (i)(c) in the second paragraph under "Principal Paydown" in the following order of priority:
                                    1. To the Class 3-A-1 Certificates until reduced to zero; and
                                    2. Concurrently, on a pro rata basis:
                                       a. Sequentially, to the Class 3-A-2 and Class 3-A-3 Certificates, in
                                          that order, until reduced to zero; and
                                       b. To the Class 3-A-4 Certificates until reduced to zero.


 [Discount Margin Tables, Corridor Contracts Schedule, Available Funds Schedules and Collateral Tables to Follow]


--------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                                      10

[LOGO] Countrywide                                 Computational Materials for
SECURITIES CORPORATION                             Countrywide Asset-Backed
A Countrywide Capital Markets Company              Certificates, Series 2004-3
-------------------------------------------------------------------------------

                        Discount Margin Tables (%) (1)

     Class 3-A-1 (To Call)
     --------------------------------------------------------------------------
            Margin            0.080%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
      DM @ 100-00               8         8          8          8          8
     ==========================================================================
     WAL (yr)                 10.68     1.13       0.96       0.85       0.73
     MDUR (yr)                10.00     1.13       0.97       0.85       0.74
     First Prin Pay           Apr04    Apr04      Apr04      Apr04      Apr04
     Last Prin Pay            Dec21    Feb06      Nov05      Sep05      Jun05
     --------------------------------------------------------------------------

     Class 3-A-1 (To Maturity)
     --------------------------------------------------------------------------
            Margin            0.080%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              8         8          8          8          8
     ==========================================================================
     WAL (yr)                 10.68     1.13       0.96       0.85       0.73
     MDUR (yr)                10.00     1.13       0.97       0.85       0.74
     First Prin Pay           Apr04    Apr04      Apr04      Apr04      Apr04
     Last Prin Pay            Dec21    Feb06      Nov05      Sep05      Jun05
     --------------------------------------------------------------------------

     Class 3-A-2 (To Call)
     --------------------------------------------------------------------------
            Margin            0.200%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              20        20        20         20         20
     ==========================================================================
     WAL (yr)                 23.24     3.68       2.88       2.26       1.86
     MDUR (yr)                20.17     3.61       2.85       2.25       1.86
     First Prin Pay           Dec21    Feb06      Nov05      Sep05      Jun05
     Last Prin Pay            Jun32    Oct11      Feb10      Jan09      Nov06
     --------------------------------------------------------------------------

     Class 3-A-2 (To Maturity)
     --------------------------------------------------------------------------
            Margin            0.200%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              20        20        20         20        20
     ==========================================================================
     WAL (yr)                 23.24     3.68       2.88       2.26       1.86
     MDUR (yr)                20.17     3.61       2.85       2.25       1.86
     First Prin Pay           Dec21    Feb06      Nov05      Sep05      Jun05
     Last Prin Pay            Jun32    Oct11      Feb10      Jan09      Nov06
     --------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      11

[LOGO] Countrywide                                 Computational Materials for
SECURITIES CORPORATION                             Countrywide Asset-Backed
A Countrywide Capital Markets Company              Certificates, Series 2004-3
-------------------------------------------------------------------------------

     Class 3-A-3 (To Call)
     --------------------------------------------------------------------------
            Margin            0.350%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              35        35        35         35         35
     ==========================================================================

     WAL (yr)                 28.60     8.25       6.51       5.20       3.59
     MDUR (yr)                23.57     7.83       6.26       5.05       3.53
     First Prin Pay           Jun32    Oct11      Feb10      Jan09      Nov06
     Last Prin Pay            Nov32    Jul12      Oct10      Jun09      May08
     --------------------------------------------------------------------------

     Class 3-A-3 (To Maturity)
     --------------------------------------------------------------------------
            Margin            0.350%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              35        43        44         44         45
     ==========================================================================
     WAL (yr)                 29.10    11.15       8.88       7.26       5.12
     MDUR (yr)                23.90    10.31       8.35       6.90       4.94
     First Prin Pay           Jun32    Oct11      Feb10      Jan09      Nov06
     Last Prin Pay            Feb34    Sep23      Jan20      Jun17      Aug14
     --------------------------------------------------------------------------

     Class 3-A-4 (To Call)
     --------------------------------------------------------------------------
            Margin            0.250%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              25        25        25         25         25
     ==========================================================================
     WAL (yr)                 24.24     4.53       3.56       2.81       2.18
     MDUR (yr)                20.77     4.40       3.48       2.77       2.17
     First Prin Pay           Dec21    Feb06      Nov05      Sep05      Jun05
     Last Prin Pay            Nov32    Jul12      Oct10      Jun09      May08
     --------------------------------------------------------------------------

     Class 3-A-4 (To Maturity)
     --------------------------------------------------------------------------
            Margin            0.250%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              25        27        28         28         28
     ==========================================================================
     WAL (yr)                 24.33     5.07       4.00       3.19       2.47
     MDUR (yr)                20.83     4.87       3.88       3.12       2.43
     First Prin Pay           Dec21    Feb06      Nov05      Sep05      Jun05
     Last Prin Pay            Feb34    Sep23      Jan20      Jun17      Aug14
     --------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      12

[LOGO] Countrywide                                 Computational Materials for
SECURITIES CORPORATION                             Countrywide Asset-Backed
A Countrywide Capital Markets Company              Certificates, Series 2004-3
-------------------------------------------------------------------------------

     Class A (To Call)
     --------------------------------------------------------------------------
            Margin            0.400%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              40        40        40         40         40
     ==========================================================================
     WAL (yr)                 18.66     3.08       2.44       1.95       1.55
     MDUR (yr)                16.03     2.99       2.39       1.93       1.54
     First Prin Pay           Apr04    Apr04      Apr04      Apr04      Apr04
     Last Prin Pay            Nov32    Jul12      Oct10      Jun09      May08
     --------------------------------------------------------------------------

     Class A (To Maturity)
     --------------------------------------------------------------------------
            Margin            0.400%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              40        43        43         43         43
     ==========================================================================
     WAL (yr)                 18.72     3.36       2.67       2.15       1.68
     MDUR (yr)                16.06     3.24       2.60       2.11       1.66
     First Prin Pay           Apr04    Apr04      Apr04      Apr04      Apr04
     Last Prin Pay            Feb34    Sep23      Jan20      Jun17      Aug14
     --------------------------------------------------------------------------

     Class M-1 (To Call)
     --------------------------------------------------------------------------
            Margin            0.500%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              50        50        50         50         50
     ==========================================================================
     WAL (yr)                 26.12     5.47       4.60       4.36       4.15
     MDUR (yr)                21.45     5.25       4.46       4.24       4.05
     First Prin Pay           Dec25    May07      Sep07      Feb08      May08
     Last Prin Pay            Nov32    Jul12      Oct10      Jun09      May08
     --------------------------------------------------------------------------

     Class M-1 (To Maturity)
     --------------------------------------------------------------------------
            Margin            0.500%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              50        52        52         52         54
     ==========================================================================
     WAL (yr)                 26.25     6.08       5.10       4.78       5.02
     MDUR (yr)                21.53     5.77       4.89       4.62       4.86
     First Prin Pay           Dec25    May07      Sep07      Feb08      Aug08
     Last Prin Pay            Dec33    Feb19      Mar16      Feb14      Dec11
     --------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      13

[LOGO] Countrywide                                 Computational Materials for
SECURITIES CORPORATION                             Countrywide Asset-Backed
A Countrywide Capital Markets Company              Certificates, Series 2004-3
-------------------------------------------------------------------------------

     Class M-2 (To Call)
     --------------------------------------------------------------------------
            Margin            0.570%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              57        57        57         57         57
     ==========================================================================
     WAL (yr)                 26.12     5.46       4.55       4.17       4.13
     MDUR (yr)                21.26     5.23       4.40       4.06       4.02
     First Prin Pay           Dec25    May07      Aug07      Nov07      Mar08
     Last Prin Pay            Nov32    Jul12      Oct10      Jun09      May08
     --------------------------------------------------------------------------

     Class M-2 (To Maturity)
     --------------------------------------------------------------------------
            Margin            0.570%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              57        59        59         59         59
     ==========================================================================
     WAL (yr)                 26.25     6.04       5.02       4.57       4.50
     MDUR (yr)                21.34     5.72       4.81       4.42       4.36
     First Prin Pay           Dec25    May07      Aug07      Nov07      Mar08
     Last Prin Pay            Dec33    May18      Jul15      Jul13      Jul11
     --------------------------------------------------------------------------

     Class M-3 (To Call)
     --------------------------------------------------------------------------
            Margin            0.900%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              90        90        90         90         90
     ==========================================================================
     WAL (yr)                 26.12     5.46       4.52       4.07       3.94
     MDUR (yr)                20.39     5.17       4.33       3.92       3.81
     First Prin Pay           Dec25    May07      Jul07      Sep07      Dec07
     Last Prin Pay            Nov32    Jul12      Oct10      Jun09      May08
     --------------------------------------------------------------------------

     Class M-3 (To Maturity)
     --------------------------------------------------------------------------
            Margin            0.900%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00              90        94        94         93         93
     ==========================================================================
     WAL (yr)                 26.24     6.01       4.95       4.44       4.23
     MDUR (yr)                20.46     5.62       4.70       4.26       4.07
     First Prin Pay           Dec25    May07      Jul07      Sep07      Dec07
     Last Prin Pay            Nov33    Sep17      Jan15      Jan13      Feb11
     --------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      14

[LOGO] Countrywide                                 Computational Materials for
SECURITIES CORPORATION                             Countrywide Asset-Backed
A Countrywide Capital Markets Company              Certificates, Series 2004-3
-------------------------------------------------------------------------------

     Class M-4 (To Call)
     --------------------------------------------------------------------------
            Margin            1.000%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00             100       100        100        100        100
     ==========================================================================
     WAL (yr)                 26.12     5.46       4.49       3.99       3.78
     MDUR (yr)                20.13     5.15       4.29       3.84       3.65
     First Prin Pay           Dec25    Apr07      Jun07      Aug07      Oct07
     Last Prin Pay            Nov32    Jul12      Oct10      Jun09      May08
     --------------------------------------------------------------------------


     Class M-4 (To Maturity)
     --------------------------------------------------------------------------
            Margin            1.000%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00             100       104        104        104        103
     ==========================================================================
     WAL (yr)                 26.24     5.96       4.89       4.33       4.04
     MDUR (yr)                20.20     5.56       4.63       4.14       3.88
     First Prin Pay           Dec25    Apr07      Jun07      Aug07      Oct07
     Last Prin Pay            Oct33    Jan17      May14      Jul12      Sep10
     --------------------------------------------------------------------------

     Class M-5 (To Call)
     --------------------------------------------------------------------------
            Margin            1.300%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00             130       130        130        130        130
     ==========================================================================
     WAL (yr)                 26.12     5.45       4.48       3.93       3.66
     MDUR (yr)                19.39     5.09       4.24       3.76       3.51
     First Prin Pay           Dec25    Apr07      May07      Jul07      Aug07
     Last Prin Pay            Nov32    Jul12      Oct10      Jun09      May08
     --------------------------------------------------------------------------

     Class M-5 (To Maturity)
     --------------------------------------------------------------------------
            Margin            1.300%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00             130       134        134        134        134
     ==========================================================================
     WAL (yr)                 26.23     5.89       4.82       4.23       3.88
     MDUR (yr)                19.45     5.44       4.53       4.02       3.72
     First Prin Pay           Dec25    Apr07      May07      Jul07      Aug07
     Last Prin Pay            Sep33    Apr16      Oct13      Jan12      Apr10
     --------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      15

[LOGO] Countrywide                                 Computational Materials for
SECURITIES CORPORATION                             Countrywide Asset-Backed
A Countrywide Capital Markets Company              Certificates, Series 2004-3
-------------------------------------------------------------------------------

     Class M-6 (To Call)
     --------------------------------------------------------------------------
            Margin            1.750%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00             175       175        175        175        175
     ==========================================================================
     WAL (yr)                 26.12     5.45       4.45       3.88       3.56
     MDUR (yr)                18.36     5.01       4.16       3.67       3.38
     First Prin Pay           Dec25    Apr07      May07      Jun07      Jul07
     Last Prin Pay            Nov32    Jul12      Oct10      Jun09      May08
     --------------------------------------------------------------------------

     Class M-6 (To Maturity)
     --------------------------------------------------------------------------
            Margin            1.750%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00             175       179        179        179        179
     ==========================================================================
     WAL (yr)                 26.21     5.78       4.72       4.11       3.73
     MDUR (yr)                18.40     5.27       4.38       3.86       3.54
     First Prin Pay           Dec25    Apr07      May07      Jun07      Jul07
     Last Prin Pay            Jul33    Apr15      Jan13      May11      Oct09
     --------------------------------------------------------------------------

     Class M-7 (To Call)
     --------------------------------------------------------------------------
            Margin            1.850%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00             185       185        185        185        185
     ==========================================================================
     WAL (yr)                 26.12     5.45       4.44       3.84       3.48
     MDUR (yr)                18.14     4.99       4.14       3.62       3.31
     First Prin Pay           Dec25    Apr07      Apr07      May07      May07
     Last Prin Pay            Nov32    Jul12      Oct10      Jun09      May08
     --------------------------------------------------------------------------

     Class M-7 (To Maturity)
     --------------------------------------------------------------------------
            Margin            1.850%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00             185       187        187        187        187
     ==========================================================================
     WAL (yr)                 26.17     5.60       4.55       3.94       3.56
     MDUR (yr)                18.16     5.10       4.23       3.71       3.37
     First Prin Pay           Dec25    Apr07      Apr07      May07      May07
     Last Prin Pay            Apr33    Jan14      Dec11      Jul10      Feb09
     --------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      16

[LOGO] Countrywide                                 Computational Materials for
SECURITIES CORPORATION                             Countrywide Asset-Backed
A Countrywide Capital Markets Company              Certificates, Series 2004-3
-------------------------------------------------------------------------------

     Class B (To Call)
     --------------------------------------------------------------------------
            Margin            3.000%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00             300       300        300        300        300
     ==========================================================================
     WAL (yr)                 25.98     5.18       4.20       3.63       3.28
     MDUR (yr)                15.82     4.59       3.82       3.34       3.05
     First Prin Pay           Dec25    Apr07      Apr07      Apr07      Apr07
     Last Prin Pay            Nov32    Jul12      Oct10      Jun09      May08
     --------------------------------------------------------------------------

     Class B (To Maturity)
     --------------------------------------------------------------------------
            Margin            3.000%
     --------------------------------------------------------------------------
     Percent of Pricing         0%       80%       100%       120%       150%
     Prepayment Speed

     ==========================================================================
       DM @ 100-00             300       300        300        300        300
     ==========================================================================
     WAL (yr)                 25.98     5.18       4.20       3.63       3.28
     MDUR (yr)                15.82     4.59       3.82       3.34       3.05
     First Prin Pay           Dec25    Apr07      Apr07      Apr07      Apr07
     Last Prin Pay            Nov32    Jul12      Oct10      Jun09      May08
     --------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      17